Exhibit 99.1

Strength in a Weak Economy David B. Snow, Jr. Chairman and CEO 27th Annual J.P. Morgan Healthcare Conference January 13, 2009

01/06/09 - 12:20pm eSlide - P5532 - Conference 3 Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

01/06/09 - 12:20pm eSlide - P5532 - Conference 5 2005 2006* 2007 2008E Medco: Strong Earnings Growth 2005 2006* 2007 2008E** Medco 0.1705 0.1748 0.347 0.3 S&P 500 0.13 0.15 -0.06 -0.2 S&P 500 Healthcare Index 0.09 0.01 0.16 0.06 GAAP EPS Y/Y Growth Rates MHS vs. S&P 500 Indices 2009E GAAP EPS 0.18 MHS 15% - 21% 2009E Source for S&P data: Thomson Financial *Excludes first-quarter 2006 legal settlements charge; see reconciliation to GAAP financial tables in appendix Clients pressured to reduce healthcare costs Rising unemployment Tight credit markets

01/06/09 - 12:20pm eSlide - P5532 - Conference 7 New-Named & Net-New Sales Performance *As of third-quarter 2008 earnings call $7.2B Annualized new-named sales Net-new sales Client retention rate $6.4B $5.4B $4.9B 98% 96.5% 2008* 2009* Completed 89% of the $17.1 billion in 2009 scheduled and early elective renewals

01/06/09 - 12:20pm eSlide - P5532 - Conference 9 Mail-Order Script Volume 2005 2006 2007 2008E 2009E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 105 107 Mail-Order Prescription Volume (in millions) *Estimated 2009 mail-order volume range as a result of economic factors Mail-Order Prescription Volume Opportunity (in millions) ~105 2008E Mail Volume ~110 ~215 Chronic Rx's at Retail LIVE CHARTs 2005 2006 2007 2008E 2009E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 105 107 New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 105 107 87 89 95 ~105 105-107* New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 105 107

01/06/09 - 12:20pm eSlide - P5532 - Conference 11 2004 2005 2006 2007 2008E 2009E New Business 1.9 3.2 3.7 1.7 7.2 6.4 2004 A 2005 A 2006 2007E 2008E 2009E East % Penetration Rate 0.35 0.32 0.1789 0.532 0.6451 0.089 New-Named Sales and Mail-Order Growth Opportunity Adjusted mail-order penetration rate for new business Annualized new-named sales ($ in billions) Annualized New-Named Sales and Adjusted Mail-Order Penetration 35% 32% 18% 53% 65% 9% 2009: a record year for health plan wins Typically, health plans have lower mail penetration to start Opportunity to grow mail-order volume

01/06/09 - 12:20pm eSlide - P5532 - Conference 13 Medicare Advantage Prescription Drug Plan (MAPD) Addressable Market (% of lives) Retiree Solutions - Casting a Broad Net Over 300% growth in total PDP and MAPD lives for 2009 Expanding Medicare footprint increases retiree recapture capability and access to new lives Significant growth in health plan partner base Testament to world-class Medicare service model Coverage 2nd Qtr East 0.35 0.65 2008 2009 Coverage 2nd Qtr East 0.56 0.44 Medco health plan partner solution No health plan partner solution 35% 56%

01/06/09 - 12:20pm eSlide - P5532 - Conference 15 2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.6 9.3 6.5 18.5 20.9 7.3 15 4 Generics Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Effexor XR(r) Flomax(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Protonix(r) Zyprexa(r) Levaquin(r) Aricept(r) Plavix(r) Singulair(r) Seroquel(r) Lexapro(r) Diovan(r) Avandia(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2006 and 2007. Compounded amounts prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of December 2008. Changes may occur due to litigation, patent challenges, etc. $12.1 $9.3 $6.5 $18.3 $20.9 $7.3 $15.0 $4.0 Cymbalta(r) Celebrex(r) Aciphex(r) Nexium(r) Vytorin(r) Zetia(r) Lyrica(r) Nasonex(r) Abilify(r) 2007 2008 2009 2010 2011 2012 2013 2014 2015 6.6 12.4 12.4 12.4 12.4 12.4 12.4 12.4 12.4 5.7 12.1 12.1 12.1 12.1 12.1 12.1 12.1 3.2 9.3 9.3 9.3 9.3 9.3 9.3 3.8 6.5 6.5 6.5 6.5 6.5 6.6 18.3 18.3 18.3 18.3 12.1 20.9 20.9 20.9 2.2 7.3 7.3 9.7 15 2.7 $6.6 $18.1 $27.8 $37.6 $46.8 $70.6 $81.5 $96.4 $104.3 ($ in billions) ($ in billions) $93.4 billion in Brand Drugs Off-Patent from 2008-2015 Off-Patent Compounding Effect (prorated) 2009 Generic Contribution of $0.11; 65% in 2H'09

01/06/09 - 12:20pm eSlide - P5532 - Conference 17 2013* 2014 2015 2016 2017 Overall U.S. Market Opportunity 4.1 2.7 13.6 3.7 10.1 Medco Opportunity 3 0.5 6.4 2.1 0 Biosimilars Opportunity Market Availability of $34.2 Billion Biosimilars Opportunity Source: U.S. Drug spend estimates are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011 Assumes A generic pathway commences in 2011 After patent expiration, will take 2 years for a biosimilar to become available Neupogen(r) Betaseron(r) Humulin(r) Novolin(r) Pulmozyme(r) Intron A(r) Infergen(r) 6 Human Growth Hormone products Remicade(r) Leukine(r) Epogen(r) Aranesp(r) Rituxan(r) Avonex(r) Humalog(r) Novolog(r) Rebif(r) Cerezyme(r) Procrit(r) Enbrel(r) Erbitux(r) Avastin(r) Synagis(r) Tysabri(r) Herceptin(r) Lantus(r) Neulasta(r) Kineret(r) Fabrazyme(r) Follistim(r) /Gonal-f(r) Overall U.S. Market Opportunity ($ in billions)

01/06/09 - 12:20pm eSlide - P5532 - Conference 19 $7.3 $15.0 $4.0 2008 2009 2010 2011 2012 2013* 2014 2015 Acute Chronic/Complex 12.1 9.3 6.5 18.3 20.9 7.3 15 4 4.1 2.7 13.6 Biosimilars Expand Generic Opportunity ($ in billions) U.S. traditional generic off-patent opportunity $11.4 $17.7 $17.6 U.S. biosimilar off-patent opportunity $7.3 $15.0 $4.0 Source: U.S. Drug spend estimates are based on IMS Health data for 2007 (if available), manufacturer reported U.S. sales or a percent of manufacturer reported worldwide annual sales of the drug. Market availability of biosimilars based on expected patent expiration dates current as of November 2008 plus two years. Changes may occur due to litigation, patent challenges, etc. *Includes all drugs with patent expirations through 2011

01/06/09 - 12:20pm eSlide - P5532 - Conference 21 2006 2007 2008E 2009E Acute Chronic/Complex 5437 6043 7760 9000 Specialty Pharmacy Growth Accredo Net Revenues $5.4 ~$9.0 $7.5+ $6.0 Accredo Operating Income 2006 2007 2008E 2009E 189 210 270 325 $189 $250+ $300+ $210 CAGR 19% CAGR 22% ($ in billions) ($ in millions) ~20% ~20%

01/06/09 - 12:20pm eSlide - P5532 - Conference 23 Enhancing Our Financial Strength Focus on operational efficiencies in 2008, and SG&A efficiencies in 2009 SG&A expense projected to be flat in 2009 Driving cash and Return on Invested Capital (ROIC) Cash Cash balances rose to over $440 million in September 2008; expected to double by year-end 2009 Strong 2008 cash flow from operations expected to improve by 50% in 2009 to $2 billion ROIC Managing inventory and receivables - gaining 2 percentage points in 2009 Investing to drive returns - Europa Apotheek Venlo in 2008 Maintaining flexibility to repurchase shares Completed previous $5.5 billion program in October 2008 - average price at $35.75 Board approved new two-year $3 billion program in November 2008

01/06/09 - 12:20pm eSlide - P5532 - Conference 25 Clinical Innovations Pharmacogenomics Medco Therapeutic Resource Centers(r) (TRCs) Driving Sales, Mail Penetration, and Generic Dispensing Rates

01/06/09 - 12:20pm eSlide - P5532 - Conference 27 Medco's Opportunity Facts: When you manage drugs better, you manage the whole healthcare system better For prescription drugs, healthcare is wired today Chronic and complex diseases are responsible for 96% of drug costs and 75% of medical expenses in the U.S. For 88% of chronic and complex diseases, drugs are the first choice for medical intervention (131 out of 149) Instability of a chronic or complex patient is most often tied to deviations from accepted clinical protocol or non-compliance Deviations from protocol and non-compliance cost the system billions of dollars annually

01/06/09 - 12:20pm eSlide - P5532 - Conference 29 Top Retail Chains, Medco Book-of-Business Top Retail Chains, Medco Book-of-Business Top Retail Chains, Medco Book-of-Business Top Retail Chains, Medco Book-of-Business Top Retail Chains, Medco Book-of-Business Key Diabetes Metrics Key Diabetes Metrics Key Diabetes Metrics Medco Diabetes TRC Chain 1 Chain 2 Chain 3 Chain 4 Chain 5 Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, bli ndness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke Average Blood Sugar, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stro ke Assess average blood sugar (A1C test in past year) Assess average blood sugar (A1C test in past year) M** 69.2% 61.9% 66.6% 66.5% 64.1% 64.8% Insulin users monitoring blood sugar with test strips Insulin users monitoring blood sugar with test strips MP 60.7% 55.5% 61.3% 52.4% 48.2% 65.3% Adherence - diabetes medication Adherence - diabetes medication P 78.1% 55.1% 52.6% 61.2% 51.8% 57.3% Prevent ER visits for insulin users Prevent ER visits for insulin users M** 80.2% 77.8% 77.4% 76.8% 77.0% 78.7% Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and k idney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Blood Pressure, lower to prevent heart attack, stroke and kidney failure Use ACE-inhibitor/ARB (>55) Use ACE-inhibitor/ARB (>55) P 77.0% 74.7% 75.0% 74.0% 74.9% 73.8% Use ACE-inhibitor/ARB (% BP med users) Use ACE-inhibitor/ARB (% BP med users) P 86.8% 83.6% 83.7% 83.6% 84.4% 83.4% Adherence - any BP medication Adherence - any BP medication P 83.3% 64.5% 61.9% 69.8% 60.8% 66.2% Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Cholesterol, lower to prevent heart attack and stroke Assess LDL-Cholesterol (obtain LDL-C test) Assess LDL-Cholesterol (obtain LDL-C test) M** 63.8% 57.8% 62.1% 61.3% 58.5% 59.6% Use cholesterol medication Use cholesterol medication P 76.6% 63.3% 61.5% 64.0% 60.7% 62.7% Adherence - cholesterol medication Adherence - cholesterol medication P 80.5% 60.9% 58.7% 67.0% 58.2% 63.6% Medco Diabetes TRC: Adherence to Evidence-Based Protocols ** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data

01/06/09 - 12:20pm eSlide - P5532 - Conference 31 Healthcare Reform Focuses on chronic and complex diseases Supports evidenced-based guidelines Proponents of wiring healthcare Promotes use of generics Plans to create a pathway for biogenerics Supports personalized medicine Medco Embraces Incoming Administration's Reform Objectives

01/06/09 - 12:20pm eSlide - P5532 - Conference 33 Continued Financial Strength in a Weak Economy 2009 Guidance* % Growth over 2008E 2008 Guidance* % Growth over 2007 EPS (GAAP) $2.45-$2.55 15%-21% $2.10-$2.13 29%-31% EPS (adj. for intangible amortization) $2.67-$2.77 15%-20% $2.30-$2.33 26%-28% *As of third-quarter 2008 earnings call

01/06/09 - 12:20pm eSlide - P5532 - Conference 35 (r)

01/06/09 - 12:20pm eSlide - P5532 - Conference 37 Brand and Generic Trend Source: New England Journal of Medicine, November 15, 2007 MAT denotes moving annual total; MAT 06/07 represents the 12 months ending in June 2007. Data are from IMS Health, National Prescription Audit Plans, National Sales Perspective, June 2007. Brand Name Generic Total Prescriptions Dispensed (%) 1999 53 47 2000 54 47 2001 53 47 2002 52 48 2003 50 51 2004 47 53 2005 43 57 2006 39 61 MAT 2006/ 2007 37 63 Drug Mix Trend (%) 1999 88 12 2000 89 11 2001 90 10 2002 89 11 2003 88 12 2004 88 12 2005 87 13 2006 85 15 MAT 2006/ 2007 84 16 Drug Spend Mix Trend (%) Total Expenditures on Prescription Drugs (%)

01/06/09 - 12:20pm eSlide - P5532 - Conference 39 Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Years Ended Full Years Ended Earnings Per Share Reconciliation December 29, 2007 December 30, 2006 GAAP diluted earnings per share $1.63 $1.04 Adjustment for the 2006 legal settlements charge1 - $0.17 Diluted earnings per share, excluding the legal charge $1.63 $1.21 Diluted earnings per share growth over prior year 35% 17% 1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This charge reflected an agreement with the U.S. Attorney's Office for the Eastern District of Pennsylvania to settle three previously disclosed federal legal matters.

01/06/09 - 12:20pm eSlide - P5532 - Conference 41 Reconciliation Tables Medco Health Solutions, Inc. Selected Information (Unaudited) Full Year Ended Estimated Full Year Ended Dec 27, 2008 Estimated Full Year Ended Dec 27, 2008 Estimated Full Year Ended Dec 26, 2009 Estimated Full Year Ended Dec 26, 2009 Earnings Per Share Guidance Reconciliation December 29, 2007 Low End High End Low End High End GAAP diluted earnings per share $1.63 $2.10 $2.13 $2.45 $2.55 Adjustment for the amortization of intangible assets1 $0.19 $0.20 $0.20 $0.22 $0.22 Diluted earnings per share, excluding intangible amortization $1.82 $2.30 $2.33 $2.67 $2.77 GAAP diluted earnings per share growth over prior year 29% 31% 15% 21% Diluted earnings per share growth over prior year, excluding intangible amortization 26% 28% 15% 20% 1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company.